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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  OCTOBER 28, 2004
               Date of earliest event reported:  OCTOBER 25, 2004

                          ---------------------------

                               R-TEC HOLDING, INC.
             (Exact name of registrant as specified in its charter)

          IDAHO                         0-30463                 82-0515707
   (State of Incorporation)     (Commission File Number)      (IRS Employer
                                                            Identification No.)


                             287 N. MAPLE GROVE RD.
                               BOISE, IDAHO 83704
               (Address of principal executive offices) (Zip Code)

                                 (208) 887-0953
              (Registrant's telephone number, including area code)

                             1471 E. COMMERCIAL AVE.
                              MERIDIAN, IDAHO 83642
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 25, 2004, R-Tec Holding, Inc., Board of Directors, upon recommendation of the Audit Committee, engaged HJ & Associates, L.L.C., as independent auditor, replacing Balukoff Lindstrom & Co., PA.

Balukoff Lindstrom & Co.'s, P.A. report on R-Tec Holding, Inc.'s financial statements for the years ended December 31, 2003, 2002, and 2001. The report of Balukoff Lindstrom & Co., P.A. for the year ended December 31, 2003 was a modified report as a going concern uncertainty. The prior report of Balukoff Lindstrom & Co., P.A. for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During R-Tec Holding, Inc.'s three most recent fiscal years and through the date of Balukoff Lindstrom & Co.'s, P.A. dismissal, there were no disagreements with Balukoff Lindstrom & Co., P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Balukoff Lindstrom & Co.'s, P.A. satisfaction, would have caused Balukoff Lindstrom & Co., P.A. to make reference to the subject matter in connection with its report of the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1) or Item 304(a)(3) of Regulation S-B.

R-Tec Holding, Inc., has provided Balukoff Lindstrom & Co., P.A. with a copy of the above disclosures. Attached, as Exhibit 99 is a copy of Balukoff Lindstrom & Co.'s, P.A. letter, dated October 28, 2004, stating its agreement with such statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 28, 2004

                                              R-TEC HOLDING, INC.


                                         By: /s/ Faris McMullin
                                             -------------------------------
                                               Faris McMullin
                                               Chief Executive Officer and
                                               Chairman of the Board


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                                  EXHIBIT INDEX


EXHIBIT  NO.               DESCRIPTION
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Ex. 99.doc     Letter of Balukoff, Lindstrom & Co., PA to the Securities &
               Exchange Commission dated October 28, 2004


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